Visa Inc. Fiscal Fourth Quarter and Full-Year 2010 Financial Results October 27, 2010 EXHIBIT 99.2

Fiscal Fourth Quarter and Full-Year 2010 Financial Results 2
Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These
statements can be identified by the terms “expect,” “will,” “continue” and similar references to the future. Examples of such forward-looking statements include, but are not limited to, statements we make about gross and net revenue, incentive payments, expenses, operating margin, tax rate, earnings per share, capital expenditures, free cash flow and the growth of those items.
By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are neither statements of historical fact nor guarantees of future performance and (iii) are subject to risks, uncertainties, assumptions and changes in circumstances that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements because of a variety of factors, including the following:
– the impact of the U.S. Wall Street Reform and Consumer Protection Act, including
• its effect on issuers' and retailers' network selection for debit transactions;
• its effect on our financial institution customers and on debit interchange rates;
• its effect on other product categories, such as credit; and
• the adoption of similar and related laws and regulations elsewhere;
– developments in current or future disputes, including:
• interchange;
• currency conversion; and
• tax;
– the risk that CyberSource's business will not be successfully integrated with Visa's, including:
• the costs associated with the acquisition; and
• slowed growth of eCommerce;
– macroeconomic and industry factors such as:
• currency exchange rates;
• global economic, political, health and other conditions;
• competitive pressure on customer pricing and in the payments industry generally;
• material changes in our customers' performance compared to our estimates; and
• disintermediation from the payments value stream through government actions or bilateral agreements;
– systemic developments, such as:
• disruption of our transaction processing systems or the inability to process transactions efficiently;
• account data breaches involving card data stored by us or third parties;
• increased fraudulent and other illegal activities involving our cards;
• failure to maintain interoperability between our and Visa Europe's authorization and clearing and settlement systems;
• costs arising if Visa Europe were to exercise its right to require us to acquire all of its outstanding stock;
• loss of organizational effectiveness or key employees;
• changes in accounting principles or treatments; and
the other factors discussed under the heading "Risk Factors" herein and in our most recent Annual Report on Form 10-K and our most recent
Quarterly Reports on Form 10-Q. You should not place undue reliance on such statements. Unless required to do so by law, we do not intend to update or revise any forward-looking statement, because of new information or future developments or otherwise.

Fiscal Fourth Quarter and Full-Year 2010 Financial Results 3
Solid Fiscal Fourth Quarter and Full-Year Results
• Strong operating revenues of $2.1 billion for the fourth quarter and $8.1 billion for the full-year, up 13% and 17% over prior periods
• Adjusted quarterly and annual net income of $695 million and $2.9 billion, or adjusted diluted earnings of $0.95 and $3.91 per share
• Completed $1 billion stock repurchase of 4.6 million and 12.9 million class A common stock at an average price of $72.29 and $77.48 per share during the fiscal fourth quarter and full-year 2010
• Positive secular trends and continued spending momentum contributed to solid growth
Note: Operating results include two months of CyberSource activity. See appendix for reconciliation of adjusted non-GAAP measures to the closest comparable GAAP measures.

Fiscal Fourth Quarter and Full-Year 2010 Financial Results 4
261
426
687
802
481
321
Total Visa Inc. Credit Debit
ROW  41
Quarter ended June
US$ in billions, nominal, except percentages
Payments Volume
ROW
275
ROW
277
U.S.
412
U.S.
469
ROW
333
U.S.
192
234
ROW
U.S.
204
U.S.
220
U.S.
266
ROW  55
Note: Figures may not sum due to rounding. Growth rates calculated based on whole numbers, not rounded numbers. From time to time, previously submitted volume information may be updated. Prior year volume information presented has not been updated, as changes made are not material. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
YOY Change
(nominal)
13% 23%
17%
YOY Change
(constant)
14%
9%
22%
ROW = Rest of World
2009
2010

Fiscal Fourth Quarter and Full-Year 2010 Financial Results 5
720
452
268
828
501
327
Total Visa Inc. Credit Debit
ROW  45
Quarter ended September
US$ in billions, nominal, except percentages
Payments Volume
ROW
303
ROW
294
U.S.
417
U.S.
473
ROW
355
U.S.
195
258
ROW
U.S.
207
U.S.
223
U.S.
266
ROW  61
YOY Change
(nominal)
11% 22%
15%
YOY Change
(constant)
14%
9%
22%
ROW = Rest of World
2009
2010
Note: Current quarter payments volume and other select metrics are provided in the operational performance data supplement to provide more recent operating data.  Service revenues continue to be recognized based on payments volume in the prior quarter. From time to time, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior year volume information presented has not been updated, as changes made are not material. Payment volumes associated with CyberSource transactions are not included as they do not drive service revenues. Figures may not sum due to rounding.

Fiscal Fourth Quarter and Full-Year 2010 Financial Results 6
2,680
1,689
990
3,037
1,861
1,176
Total Visa Inc. Credit Debit
ROW  153
US$ in billions, nominal, except percentages
ROW
1,058
ROW
1,080
U.S.
1,621
U.S.
1,752
ROW
1,285
U.S.
785
905
ROW
U.S.
781
ROW 206
ROW = Rest of World
YOY Change
(nominal)
13% 10% 19%
YOY Change
(constant)
10% 5% 17%
U.S.
837
U.S.
971
Twelve Months ended June
Payments Volume
Note: Figures may not sum due to rounding. Growth rates calculated based on whole numbers, not rounded numbers. From time to time, previously submitted volume information may be updated. Prior year volume information presented has not been updated, as changes made are not material. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
2009
2010

Fiscal Fourth Quarter and Full-Year 2010 Financial Results 7
2,699
1,690
1,009
3,145
1,910
1,235
Total Visa Inc. Credit Debit
ROW  158
US$ in billions, nominal, except percentages
ROW
1,081
ROW
1,116
U.S.
1,617
U.S.
1,808
ROW
1,337
U.S.
766
923
ROW
U.S.
794
ROW 220
ROW = Rest of World
YOY Change
(nominal)
17% 13% 23%
YOY Change
(constant)
13% 8% 21%
U.S.
851
U.S.
1,014
Twelve Months ended September
Payments Volume
Note: Current quarter payments volume and other select metrics are provided in the operational performance data supplement to provide more recent operating data.  Service revenues continue to be recognized based on payments volume in the prior quarter. From time to time, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior year volume information presented has not been updated, as changes made are not material. Payment volumes associated with CyberSource transactions are not included as they do not drive service revenues. Figures may not sum due to rounding.
2009
2010

Fiscal Fourth Quarter and Full-Year 2010 Financial Results 8
412
165
49
41
20
469
198
62
48
24
United States Asia Pacific Latin America and
Caribbean
Canada Central and
Eastern Europe,
Middle East and
Africa
Quarter ended June
US$ in billions, nominal, except percentages
Payments Volume
Note: Growth rates calculated based on whole numbers, not rounded numbers. From time to time, previously submitted volume information may be updated. Prior year volume information presented has not been updated, as changes made are not material. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
YOY Change
(nominal)
14% 20% 26% 18% 31%
YOY Change
(constant)
14% 13% 21% 8% 29%
2009
2010

Fiscal Fourth Quarter and Full-Year 2010 Financial Results 9
Quarter ended September
US$ in billions, nominal, except percentages
Payments Volume
YOY Change
(nominal)
13% 15% 24% 10% 27%
YOY Change
(constant)
13% 11% 24% 7% 28%
2009
2010
Note: Current quarter payments volume and other select metrics are provided in the operational performance data supplement to provide more recent operating data.  Service revenues continue to be recognized based on payments volume in the prior quarter. From time to time, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior year volume information presented has not been updated, as changes made are not material. Payment volumes associated with CyberSource transactions are not included as they do not drive service revenues. Figures may not sum due to rounding.
21
44
55
183
417
27
49
69
211
473
United States Asia Pacific Latin America and
Caribbean
Canada Central and Eastern
Europe, Middle East
and Africa

Fiscal Fourth Quarter and Full-Year 2010 Financial Results 10
1,621
636
189
155
78
1,752
771
240
183
91
United States Asia Pacific Latin America and
Caribbean
Canada Central and Eastern
Europe, Middle East
and Africa
Twelve Months ended June
US$ in billions, nominal, except percentages
Payments Volume
YOY Change
(nominal)
8% 21% 27% 18% 17%
YOY Change
(constant)
8% 11% 18% 6% 13%
Note: Growth rates calculated based on whole numbers, not rounded numbers. From time to time, previously submitted volume information may be updated. Prior year volume information presented has not been updated, as changes made are not material. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
2009
2010

Fiscal Fourth Quarter and Full-Year 2010 Financial Results 11
1,617
656
193
155
77
1,808
800
253
187
97
United States Asia Pacific Latin America and
Caribbean
Canada Central and Eastern
Europe, Middle East
and Africa
Twelve Months ended September
US$ in billions, nominal, except percentages
Payments Volume
YOY Change
(nominal)
12% 22% 31% 21% 29%
YOY Change
(constant)
12% 12% 20% 7% 24%
2009
2010
Note: Current quarter payments volume and other select metrics are provided in the operational performance data supplement to provide more recent operating data.  Service revenues continue to be recognized based on payments volume in the prior quarter. From time to time, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior year volume information presented has not been updated, as changes made are not material. Payment volumes associated with CyberSource transactions are not included as they do not drive service revenues. Figures may not sum due to rounding.

Fiscal Fourth Quarter and Full-Year 2010 Financial Results 12
15,491
10,266
15,855
10,463
17,582
11,721
18,122
12,119
Total Transactions Processed
Transactions
Total Transactions Processed
Transactions
Quarter ended June
in millions, except percentages
Transactions
Note: Processed transactions represent transactions involving Visa, Visa Electron, Interlink and Plus cards processed on Visa’s networks. Total transactions represent payments and cash transactions as reported by Visa members on their operating certificates. From time to time, previously submitted transaction information may be updated. Prior year transaction information presented has not been updated, as changes made are not material.
Quarter ended September
Debit
65%
Credit
35%
Credit
37%
Debit
63%
Credit
37%
Debit
63%
Credit
35%
Debit
65%
YOY
Change
13% 14% 14% 16%
2009
2010

Fiscal Fourth Quarter and Full-Year 2010 Financial Results 13
59,205
39,012
60,573
39,885
45,411
68,423
43,755
66,158
Total Transactions Processed
Transactions
Total Transactions Processed
Transactions
Twelve Months ended June
in millions, except percentages
Transactions
Note: Processed transactions represent transactions involving Visa, Visa Electron, Interlink and Plus cards processed on Visa’s networks. Total transactions represent payments and cash transactions as reported by Visa members on their operating certificates. From time to time, previously submitted transaction information may be updated. Prior year transaction information presented has not been updated, as changes made are not material.
Twelve Months ended September
Debit
64%
Credit
36%
Credit
38%
Debit
62%
Credit
38%
Debit
62%
Credit
36%
Debit
64%
YOY
Change
12% 12% 13% 14%
2009
2010

Fiscal Fourth Quarter and Full-Year 2010 Financial Results 14
791
941
1,732
1,837
1,065
772
Credit Debit Visa Inc.
Quarter ended June
in millions, except percentages
Total Cards
YOY
Change
(2%) 13% 6%
Note: From time to time, previously submitted cards information may be updated. Prior year cards information presented has not been updated, as changes made are not material.
2009
2010

Fiscal Fourth Quarter and Full-Year 2010 Financial Results 15
2,205
(326)
1,879
2,538
(421)
2,117
Revenue – Q4 2010
US$ in millions, except percentages
Gross
Revenues
Incentives
Net Operating
Revenues
YOY
Change
15% 29% 13%
Note: Growth rates calculated based on whole numbers, not rounded numbers.
Fiscal 2009
Fiscal 2010

Fiscal Fourth Quarter and Full-Year 2010 Financial Results 16
8,145
(1,234)
6,911
9,625
(1,560)
8,065
Revenue – Fiscal Year 2010
US$ in millions, except percentages
Gross
Revenues Incentives
Net Operating
Revenues
YOY
Change
18% 26% 17%
Note: Growth rates calculated based on whole numbers, not rounded numbers.
Fiscal 2009
Fiscal 2010

Fiscal Fourth Quarter and Full-Year 2010 Financial Results 17
Revenue Detail – Q4 2010
US$ in millions, except percentages
Service
Revenues
Data
Processing
Revenues
International
Transaction
Revenues
Other
Revenues
808
727
507
163
912
840
619
167
YOY
Change
13% 15% 22% 3%
Note: Growth rates calculated based on whole numbers, not rounded numbers.
Fiscal 2009
Fiscal 2010

Fiscal Fourth Quarter and Full-Year 2010 Financial Results 18
Revenue Detail – Fiscal Year 2010
US$ in millions, except percentages
Service
Revenues
Data
Processing
Revenues
International
Transaction
Revenues
Other
Revenues
3,174
2,430
1,916
625
3,497
3,125
2,290
713
YOY
Change
10% 29% 20% 14%
Note: Growth rates calculated based on whole numbers, not rounded numbers.
Fiscal 2009
Fiscal 2010

Fiscal Fourth Quarter and Full-Year 2010 Financial Results 19
Operating Margin – Q4 2010
US$ in millions, except percentages
1,879
1,010
869
2,117
1,004
1,113
Net Operating
Revenues
Total Operating
Expenses
Operating
Income
YOY
Change
7 ppts 13% – 28%
Note: Growth rates calculated based on whole numbers, not rounded numbers.
Fiscal 2009
Fiscal 2010
46%
53%
Operating Margin

Fiscal Fourth Quarter and Full-Year 2010 Financial Results 20
Operating Margin – Fiscal Year 2010
US$ in millions, except percentages
6,911
3,373
3,538
8,065
3,476
4,589
Net Operating
Revenues
Total
Operating
Expenses
Operating
Income
51%
57%
Operating Margin
YOY
Change
6 ppts 17% 3% 30%
Note: Growth rates calculated based on whole numbers, not rounded numbers.
Fiscal 2009
Fiscal 2010

Fiscal Fourth Quarter and Full-Year 2010 Financial Results 21
355
111
283
86
61
113
1
353
119
233
108
78
117
(4)
Operating Expenses – Q4 2010
US$ in millions, except percentages
Personnel
Network,
EDP and
Communications
Advertising,
Marketing and
Promotion
Professional
and
Consulting
Fees
Depreciation
and
Amortization
Administrative
and Other
Litigation
Provision
YOY
Change
(1%) 8% (17%) 26% 28% 5% NM
Note: Growth rates calculated based on whole numbers, not rounded numbers.
Fiscal 2009
Fiscal 2010

Fiscal Fourth Quarter and Full-Year 2010 Financial Results 22
1,228
393
918
268
226
338
2
1,222
425
964
286
265
359
(45)
Operating Expenses – Fiscal Year 2010
US$ in millions, except percentages
Personnel
Network,
EDP and
Communications
Advertising,
Marketing and
Promotion
Professional
and
Consulting
Fees
Depreciation
and
Amortization
Administrative
and Other
Litigation
Provision
YOY
Change
(1%) 8% 5% 7% 17% 7% NM
Note: Growth rates calculated based on whole numbers, not rounded numbers.
Fiscal 2009
Fiscal 2010

Fiscal Fourth Quarter and Full-Year 2010 Financial Results 23
Other Financial Results
• Cash, cash equivalents, restricted cash and available-for-sale investment securities of $6.0 billion at the end of the fiscal year, which includes $1.9 billion of restricted cash for litigation escrow
• Total free cash flow of $3.4 billion for FY10 and adjusted free cash flow of $961 million after the CyberSource acquisition and the Retailers’
litigation prepayment
• Capital expenditures of $97 million and $241 million during the fiscal fourth quarter and full-year 2010, respectively
Note: See appendix for reconciliation of adjusted non-GAAP measures to the closest comparable GAAP measures.

Fiscal Fourth Quarter and Full-Year 2010 Financial Results 24
Less than
$900 million
Advertising, marketing and promotion expenses
Financial Metrics for Fiscal Year 2011
Annual operating margin
About 60%
16% to 16.5%
range
Volume and support incentives as %
of gross revenues
Annual net revenue growth
11% to 15%
range

Fiscal Fourth Quarter and Full-Year 2010 Financial Results 25
Financial Metrics for Fiscal Year 2011
Capital expenditures
Between $250 -
$275 million
Annual diluted class A common stock earnings
per share growth
20% +
GAAP tax rate
36.5% to 37%
range
Annual free cash flow
$3 billion +

Appendix Reconciliation of Non-GAAP Measures

Fiscal Fourth Quarter and Full-Year 2010 Financial Results
Adjusted Net Income and Earnings
US$ in millions, except per share data
Management believes the presentation of adjusted net income and diluted earnings per share provides a clearer understanding of our operating performance for the periods. The revaluation of the Put option resulted in non-cash, non-
operating income during the three months ended September 30, 2010. The reduction in value was primarily the result of declines in Visa’s price-to-earnings ratio in the second half of fiscal 2010 and does not reflect any change in the likelihood that
Visa Europe will exercise its option. Management therefore believes that the resulting non-operating income is not indicative of Visa’s performance in the current or future periods.
A1
Three Months Ended
September  30, 2010
Twelve Months Ended
September 30, 2010
Net income attributable to Visa Inc. (as reported) 774 $                        2,966 $
Revaluation of Visa Europe Put option
(1)
(79) (79)
Adjusted net income attributable to Visa Inc. 695 $                        2,887 $
Weighted average number of diluted shares outstanding  (as reported) 731 739
Adjusted diluted earnings per share 0.95 $                       3.91 $
(1)
Non-cash, non-operating income resulting from the revaluation is not subject to tax.

Fiscal Fourth Quarter and Full-Year 2010 Financial Results
Impact of CyberSource Acquisition
US$ in millions, except per share data
The following table presents the impact of the CyberSource acquisition on Visa’s diluted earnings per share.
A2
Three Months Ended
September 30, 2010
Twelve Months Ended
September 30, 2010
Net income attributable to Visa Inc. (as reported) 774 $                        2,966 $
Taxable CyberSource adjustments:
Less: Operating revenue (1) (41) (41)
Addback: Operating expenses (2) 48 49
Subtotal of taxable adjustments 7 8
Tax rate
(3)
40% 40%
Tax impact of adjustments (3) (3)
After tax impact of taxable CyberSource adjustments 4 5
Addback: non-deductible adjustments (4) 12 17
Impact of CyberSource 16 22
Adjusted net income attributable to Visa Inc. 790 $                        2,988 $
Weighted average number of diluted shares outstanding  (as reported) 731 739
Adjusted diluted earnings per share 1.08 $                       4.04 $
Diluted earnings per share (as reported) 1.06 $                         4.01 $
Impact of CyberSource acquisition (0.02) $                      (0.03) $
(1)
(2)
(3)
Represents a normalized rate of 40%.
(4)
Operating revenues recognized by Visa related to CyberSource transactions since the acquisition in July 2010.  Amount primarily represents data processing revenues.
Operating expenses incurred by Visa related to CyberSource. Amounts incurred prior  to the acquisition primarily represent integration and deal related costs. Amounts incurred subsequent to the acquisition primarily represent personnel, amortization of intangibles and normal operating expenses.
Amount primarily represents professional fees related to closing the transaction as well as some minor stock compensation expense, which are non-deductible for tax purposes.

Fiscal Fourth Quarter and Full-Year 2010 Financial Results
Calculation of Free Cash Flow
US$ in millions
A3
(1)
Includes changes in volume & support incentives, trade receivables, settlement receivable/payable, and personnel incentives.
Additions (+) /
Reductions (-) to
Net income
attributable to
Visa Inc.
Net income attributable to Visa Inc. (as reported) 774 2,966
Capital Assets + Depreciation and amortization 78 265
- Capital expenditures (97) (19) (241) 24
Litigation
+ Litigation provision (4) (45)
+ Accretion expense 4 27
- Settlement payments (105) (320)
+ Settlement payments funded by litigation escrow 70 (35) 280 (58)
Share-based Compensation
+ Share-based compensation 36 131
Pension
+ Pension expense 8 39
- Pension contribution (66) (58) (66) (27)
Taxes
+ Income tax expense 422 1,674
- Income taxes paid (314) 108 (1,291) 383
Visa Europe Put Option
- Fair value adjustment (79) (79)
Changes in Working Capital (1) +/- Changes in other working capital accounts 133 108
Total Free Cash Flow 860 3,448
Less: Retailers' Litigation Prepayment
- Settlement payment - (682)
Less: CyberSource Acquisition
- Purchase consideration, net (1,805) (1,805)
Adjusted Free Cash Flow (945) 961
Twelve Months Ended
September 30,  2010
Three Months Ended
September 30,  2010